RELEASE OF ALL CLAIMS



         WHEREAS, on or about May 10, 2004, Riviera Holdings Corporation ("RHC" or the "Company") attempted to grant an award of Six Thousand (6,000) Company Stock Options ("Attempted Grant") under the terms of the Company's 1996 Non Qualified Non Employee Director Stock Option Plan ("1996 Plan") to Vincent L. DiVito ("Director:");

         WHEREAS, subsequent to the Attempted Grant, the Company discovered that the 1996 Plan had terminated on July 1, 2003, rendering the Attempted Grant null and void;

         WHEREAS, on March 10, 2005, the Company's Board of Directors awarded shares of Restricted Stock to recipients of the Attempted Grant subject to approval of the Company's stockholders at the 2005 Annual Meeting, in an amount equal to the Attempted Grant, at no cost to the Attempted Grant recipients; and

         WHEREAS, the Restricted Shares grant is subject to a five year vesting schedule, vesting 20% each May 17, commencing with May 17, 2006; the Restricted Shares immediately vest upon the death, disability, retirement upon attaining the age of 62, termination for other than cause and in the event of a change-in-control; and

         FOR AND IN CONSIDERATION of the issuance of Six Thousand (6,000) shares of Company Restricted Stock issue at no cost to Director, the receipt and sufficiency of which is hereby acknowledged, the undersigned Director hereby agrees to fully release, acquit and forever discharge the Company, and all other persons, partnerships, firms, insurers, corporations, subsidiaries, shareholders, officers, directors, employees, associates, and associations related in any way, shape or form to Company (collectively, the "Releasees"), of and from all known and unknown claims, actions, causes of action and suits for damages, at law and in equity, filed or otherwise, including, but not limited to, loss of compensation, profits, interest and use, loss and diminishment of estate, bad faith, breach of the covenant of good faith and fair dealing, attorney's fees, costs and expenses, which Director now has or may subsequently acquire, by reason of any loss of or damage to any property right or rights, incident or event, any act or omission which is the subject of the events which occurred on or about May 10, 2004, relating to the Attempted Grant.

         IT IS ALSO UNDERSTOOD AND AGREED, AND MADE A PART HEREOF:

         That the issuance of the Restricted Shares is not, nor is it to be construed as an admission of liability on the part of any Releasee.

         That this Release Of All Claims extends and applies to and also covers and includes all unknown, unforeseen, unanticipated and unsuspected injuries, damages, loss and liability, and any resulting consequences, as well as those known to exist by Director.

         That this Release Of All Claims is the entire, complete, sole and only understanding and agreement of, by and between the undersigned Director and Releasees pertaining to and concerning the subject matter and things expressed herein, and there are no independent, collateral, different, additional or other understandings or agreements, oral or written, or obligations to be performed, things to be done or payments to be made; and further, no promise, inducement or consideration other than the issuance of the Restricted Shares pursuant to the Restricted Shares grant has been made or agreed upon by or on behalf of Releasees.

         That Releasees shall be held harmless from and indemnified and defended by the undersigned Director for and against all loss, damages, costs and expenses, including reasonable attorney fees, liens, and all other sums which the Releasees may hereafter incur, pay, be required or become obligated to pay on account of any and every demand, claim or suit by or on behalf of the undersigned Director for any loss of or damage to any property or property right, injuries to any person as a result of any claim resulting from the Attempted Grant on or about May 10, 2004, as provided in this Release of All Claims, or for any contest or attempt to modify, change, reform, break, set aside, nullify, cancel or negate this Release of All Claims or any part or provision of this Release Of All Claims for any reason whatsoever.

         BY SIGNING THIS RELEASE OF ALL CLAIMS, THE UNDERSIGNED DOES HEREBY ACKNOWLEDGE AND WARRANT:

         That the Release Of All Claims was first carefully read in its entirety by or to the undersigned Director and was and is understood and known to be a full and final, release, accord and satisfaction, discharge of all claims, lens, actions and causes of action and suits, and agreements to indemnify and defend Releasees as above stated; and that all of the terms and provisions of this document are contractual and not a mere recital; that the undersigned Director is of legal age and capacity and competent to sign and execute this Release Of All Claims and accepts fully responsibility therefore.

         READ AND SIGNED this ____ day of July, 2005.

                                    Director



                                     -----------------------------------
                                     VINCENT L. DiVITO




                              RELEASE OF ALL CLAIMS



         WHEREAS, on or about May 10, 2004, Riviera Holdings Corporation ("RHC" or the "Company") attempted to grant an award of Six Thousand (6,000) Company Stock Options ("Attempted Grant") under the terms of the Company's 1996 Non Qualified Non Employee Director Stock Option Plan ("1996 Plan") to Paul A. Harvey ("Director:");

         WHEREAS, subsequent to the Attempted Grant, the Company discovered that the 1996 Plan had terminated on July 1, 2003, rendering the Attempted Grant null and void;

         WHEREAS, on March 10, 2005, the Company's Board of Directors awarded shares of Restricted Stock to recipients of the Attempted Grant subject to approval of the Company's stockholders at the 2005 Annual Meeting, in an amount equal to the Attempted Grant, at no cost to the Attempted Grant recipients; and

         WHEREAS, the Restricted Shares grant is subject to a five year vesting schedule, vesting 20% each May 17, commencing with May 17, 2006; the Restricted Shares immediately vest upon the death, disability, retirement upon attaining the age of 62, termination for other than cause and in the event of a change-in-control; and

         FOR AND IN CONSIDERATION of the issuance of Six Thousand (6,000) shares of Company Restricted Stock issue at no cost to Director, the receipt and sufficiency of which is hereby acknowledged, the undersigned Director hereby agrees to fully release, acquit and forever discharge the Company, and all other persons, partnerships, firms, insurers, corporations, subsidiaries, shareholders, officers, directors, employees, associates, and associations related in any way, shape or form to Company (collectively, the "Releasees"), of and from all known and unknown claims, actions, causes of action and suits for damages, at law and in equity, filed or otherwise, including, but not limited to, loss of compensation, profits, interest and use, loss and diminishment of estate, bad faith, breach of the covenant of good faith and fair dealing, attorney's fees, costs and expenses, which Director now has or may subsequently acquire, by reason of any loss of or damage to any property right or rights, incident or event, any act or omission which is the subject of the events which occurred on or about May 10, 2004, relating to the Attempted Grant.

         IT IS ALSO UNDERSTOOD AND AGREED, AND MADE A PART HEREOF:

         That the issuance of the Restricted Shares is not, nor is it to be construed as an admission of liability on the part of any Releasee.

         That this Release Of All Claims extends and applies to and also covers and includes all unknown, unforeseen, unanticipated and unsuspected injuries, damages, loss and liability, and any resulting consequences, as well as those known to exist by Director.

         That this Release Of All Claims is the entire, complete, sole and only understanding and agreement of, by and between the undersigned Director and Releasees pertaining to and concerning the subject matter and things expressed herein, and there are no independent, collateral, different, additional or other understandings or agreements, oral or written, or obligations to be performed, things to be done or payments to be made; and further, no promise, inducement or consideration other than the issuance of the Restricted Shares pursuant to the Restricted Shares grant has been made or agreed upon by or on behalf of Releasees.

         That Releasees shall be held harmless from and indemnified and defended by the undersigned Director for and against all loss, damages, costs and expenses, including reasonable attorney fees, liens, and all other sums which the Releasees may hereafter incur, pay, be required or become obligated to pay on account of any and every demand, claim or suit by or on behalf of the undersigned Director for any loss of or damage to any property or property right, injuries to any person as a result of any claim resulting from the Attempted Grant on or about May 10, 2004, as provided in this Release of All Claims, or for any contest or attempt to modify, change, reform, break, set aside, nullify, cancel or negate this Release of All Claims or any part or provision of this Release Of All Claims for any reason whatsoever.

         BY SIGNING THIS RELEASE OF ALL CLAIMS, THE UNDERSIGNED DOES HEREBY ACKNOWLEDGE AND WARRANT:

         That the Release Of All Claims was first carefully read in its entirety by or to the undersigned Director and was and is understood and known to be a full and final, release, accord and satisfaction, discharge of all claims, lens, actions and causes of action and suits, and agreements to indemnify and defend Releasees as above stated; and that all of the terms and provisions of this document are contractual and not a mere recital; that the undersigned Director is of legal age and capacity and competent to sign and execute this Release Of All Claims and accepts fully responsibility therefore.

         READ AND SIGNED this ____ day of July, 2005.

                                    Director



                                     -----------------------------------
                                     PAUL A. HARVEY




                              RELEASE OF ALL CLAIMS



         WHEREAS, on or about April 19 and May 10, 2004, Riviera Holdings Corporation ("RHC" or the "Company") attempted to grant, on each of the above dates, awards of Six Thousand (6,000) Company Stock Options, for a total of Twelve Thousand (12,000) Company Stock Options ("Attempted Grant") under the terms of the Company's 1996 Non Qualified Non Employee Director Stock Option Plan ("1996 Plan") to James N. Land, Jr. ("Director:");

         WHEREAS, subsequent to the Attempted Grant, the Company discovered that the 1996 Plan had terminated on July 1, 2003, rendering the Attempted Grant null and void;

         WHEREAS, on March 10, 2005, the Company's Board of Directors awarded shares of Restricted Stock to recipients of the Attempted Grant subject to approval of the Company's stockholders at the 2005 Annual Meeting, in an amount equal to the Attempted Grant, at no cost to the Attempted Grant recipients; and

         WHEREAS, the Restricted Shares grant is subject to a five year vesting schedule, vesting 20% each May 17, commencing with May 17, 2006; the Restricted Shares immediately vest upon the death, disability, retirement upon attaining the age of 62, termination for other than cause and in the event of a change-in-control; and

         FOR AND IN CONSIDERATION of the issuance of Twelve Thousand (12,000) shares of Company Restricted Stock issue at no cost to Director, the receipt and sufficiency of which is hereby acknowledged, the undersigned Director hereby agrees to fully release, acquit and forever discharge the Company, and all other persons, partnerships, firms, insurers, corporations, subsidiaries, shareholders, officers, directors, employees, associates, and associations related in any way, shape or form to Company (collectively, the "Releasees"), of and from all known and unknown claims, actions, causes of action and suits for damages, at law and in equity, filed or otherwise, including, but not limited to, loss of compensation, profits, interest and use, loss and diminishment of estate, bad faith, breach of the covenant of good faith and fair dealing, attorney's fees, costs and expenses, which Director now has or may subsequently acquire, by reason of any loss of or damage to any property right or rights, incident or event, any act or omission which is the subject of the events which occurred on or about April 19 and May 10, 2004, relating to the Attempted Grant.

         IT IS ALSO UNDERSTOOD AND AGREED, AND MADE A PART HEREOF:

         That the issuance of the Restricted Shares is not, nor is it to be construed as an admission of liability on the part of any Releasee.

         That this Release Of All Claims extends and applies to and also covers and includes all unknown, unforeseen, unanticipated and unsuspected injuries, damages, loss and liability, and any resulting consequences, as well as those known to exist by Director.

         That this Release Of All Claims is the entire, complete, sole and only understanding and agreement of, by and between the undersigned Director and Releasees pertaining to and concerning the subject matter and things expressed herein, and there are no independent, collateral, different, additional or other understandings or agreements, oral or written, or obligations to be performed, things to be done or payments to be made; and further, no promise, inducement or consideration other than the issuance of the Restricted Shares pursuant to the Restricted Shares grant has been made or agreed upon by or on behalf of Releasees.

         That Releasees shall be held harmless from and indemnified and defended by the undersigned Director for and against all loss, damages, costs and expenses, including reasonable attorney fees, liens, and all other sums which the Releasees may hereafter incur, pay, be required or become obligated to pay on account of any and every demand, claim or suit by or on behalf of the undersigned Director for any loss of or damage to any property or property right, injuries to any person as a result of any claim resulting from the Attempted Grant on or about April 19, and May 10, 2004, as provided in this Release of All Claims, or for any contest or attempt to modify, change, reform, break, set aside, nullify, cancel or negate this Release of All Claims or any part or provision of this Release Of All Claims for any reason whatsoever.

         BY SIGNING THIS RELEASE OF ALL CLAIMS, THE UNDERSIGNED DOES HEREBY ACKNOWLEDGE AND WARRANT:

         That the Release Of All Claims was first carefully read in its entirety by or to the undersigned Director and was and is understood and known to be a full and final, release, accord and satisfaction, discharge of all claims, lens, actions and causes of action and suits, and agreements to indemnify and defend Releasees as above stated; and that all of the terms and provisions of this document are contractual and not a mere recital; that the undersigned Director is of legal age and capacity and competent to sign and execute this Release Of All Claims and accepts fully responsibility therefore.

         READ AND SIGNED this ____ day of July, 2005.

                                    Director



                                -----------------------------------
                                 JAMES N. LAND, JR.


                              RELEASE OF ALL CLAIMS



         WHEREAS, on or about May 10, 2004, Riviera Holdings Corporation ("RHC" or the "Company") attempted to grant an award of Six Thousand (6,000) Company Stock Options ("Attempted Grant") under the terms of the Company's 1996 Non Qualified Non Employee Director Stock Option Plan ("1996 Plan") to Jeffrey A. Silver ("Director:");

         WHEREAS, subsequent to the Attempted Grant, the Company discovered that the 1996 Plan had terminated on July 1, 2003, rendering the Attempted Grant null and void;

         WHEREAS, on March 10, 2005, the Company's Board of Directors awarded shares of Restricted Stock to recipients of the Attempted Grant subject to approval of the Company's stockholders at the 2005 Annual Meeting, in an amount equal to the Attempted Grant, at no cost to the Attempted Grant recipients; and

         WHEREAS, the Restricted Shares grant is subject to a five year vesting schedule, vesting 20% each May 17, commencing with May 17, 2006; the Restricted Shares immediately vest upon the death, disability, retirement upon attaining the age of 62, termination for other than cause and in the event of a change-in-control; and

         FOR AND IN CONSIDERATION of the issuance of Six Thousand (6,000) shares of Company Restricted Stock issue at no cost to Director, the receipt and sufficiency of which is hereby acknowledged, the undersigned Director hereby agrees to fully release, acquit and forever discharge the Company, and all other persons, partnerships, firms, insurers, corporations, subsidiaries, shareholders, officers, directors, employees, associates, and associations related in any way, shape or form to Company (collectively, the "Releasees"), of and from all known and unknown claims, actions, causes of action and suits for damages, at law and in equity, filed or otherwise, including, but not limited to, loss of compensation, profits, interest and use, loss and diminishment of estate, bad faith, breach of the covenant of good faith and fair dealing, attorney's fees, costs and expenses, which Director now has or may subsequently acquire, by reason of any loss of or damage to any property right or rights, incident or event, any act or omission which is the subject of the events which occurred on or about May 10, 2004, relating to the Attempted Grant.

         IT IS ALSO UNDERSTOOD AND AGREED, AND MADE A PART HEREOF:

         That the issuance of the Restricted Shares is not, nor is it to be construed as an admission of liability on the part of any Releasee.

         That this Release Of All Claims extends and applies to and also covers and includes all unknown, unforeseen, unanticipated and unsuspected injuries, damages, loss and liability, and any resulting consequences, as well as those known to exist by Director.

         That this Release Of All Claims is the entire, complete, sole and only understanding and agreement of, by and between the undersigned Director and Releasees pertaining to and concerning the subject matter and things expressed herein, and there are no independent, collateral, different, additional or other understandings or agreements, oral or written, or obligations to be performed, things to be done or payments to be made; and further, no promise, inducement or consideration other than the issuance of the Restricted Shares pursuant to the Restricted Shares grant has been made or agreed upon by or on behalf of Releasees.

         That Releasees shall be held harmless from and indemnified and defended by the undersigned Director for and against all loss, damages, costs and expenses, including reasonable attorney fees, liens, and all other sums which the Releasees may hereafter incur, pay, be required or become obligated to pay on account of any and every demand, claim or suit by or on behalf of the undersigned Director for any loss of or damage to any property or property right, injuries to any person as a result of any claim resulting from the Attempted Grant on or about May 10, 2004, as provided in this Release of All Claims, or for any contest or attempt to modify, change, reform, break, set aside, nullify, cancel or negate this Release of All Claims or any part or provision of this Release Of All Claims for any reason whatsoever.

         BY SIGNING THIS RELEASE OF ALL CLAIMS, THE UNDERSIGNED DOES HEREBY ACKNOWLEDGE AND WARRANT:

         That the Release Of All Claims was first carefully read in its entirety by or to the undersigned Director and was and is understood and known to be a full and final, release, accord and satisfaction, discharge of all claims, lens, actions and causes of action and suits, and agreements to indemnify and defend Releasees as above stated; and that all of the terms and provisions of this document are contractual and not a mere recital; that the undersigned Director is of legal age and capacity and competent to sign and execute this Release Of All Claims and accepts fully responsibility therefore.

         READ AND SIGNED this ____ day of July, 2005.

                                    Director



                                    -----------------------------------
                                    JEFFREY A. SILVER